Important Notice
Please Read Immediately

Aquilasm Group of Funds

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                         380 Madison Avenue, Suite 2300, New York, N Y 10017

                           Notice of Annual Meeting of

                             Shareholders to Be Held

                                on APRIL 24, 2001


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") will be held:

Place:            (a)      at the J B Speed Art Museum;
                           2035 South Third Street
                           Louisville, Kentucky;

Time:             (b)      on April 24, 2001
                           at 10:00 a.m. local time;

Purposes:         (c)      for the following purposes:

                    (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2001 (Proposal No. 2);

                    (iii)to act upon any other  matters  which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.



Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on January 26, 2001 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

March 5, 2001

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
            380 Madison Avenue, Suite 2300, New York, New York 10017

                                 Proxy Statement

                                  Introduction

         The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-5859 toll free or 212-697-6666.

         The Fund's organizer and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         This Notice and Proxy Statement are first being mailed on or about March 5, 2001.

         You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

         Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on the proposal, the proxy holders will vote your shares for that proposal.

         Telephone Voting

                  To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet Voting

          To vote your shares by the Internet, please contact the Fund at the address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number described above or contacting the Fund's Internet address described above, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

         The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.



         The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.40; Class C Shares, $10.40; and Class Y Shares, $10.41. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the action on the proposal. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 19,030,676; Class C Shares, 192,261; and Class Y Shares, 1,526,627.

On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients

Name and address           Number of shares               Percent of class
of the holder of
record

Institutional 5% shareholders

SYAG
c/o Stock Yards Bank and Trust
P.O. Box 34290
Louisville, KY             1,048,599 Class A Shares           5.52%

JJB Hilliard W Lyons Inc
501 S. 4th Street
Louisville, KY             56,140 Class C Shares              29.88%
                                    (held in 3 accounts)
Advest Inc.
90 State House Sq
Hartford, CT                11,362 Class C Shares             6.05%

Bankdan
c/o Central Kentucky Trust
218 W. Main St.
Danville, KY               715,221 Class Y Shares             46.55%

Monroe & Co
P.O. Box 160
Westerville, OH            247,700 Class Y Shares             16.22%

National City Bank
of Kentucky TTEE
Cardinal Aluminum Co.
P.O. Box 94894,
Cleveland, OH              250,456 Class Y Shares             16.41%

Strafe & Co
P.O. Box 160
Westerville, OH         91,276 Class Y Shares                 5.98%
                              (held in 2 accounts)
Danky & Co.
P.O.Box 28
Danville, KY               123,266 Class Y Shares             8.07%


Additional 5% shareholders

James and Edith
Garrison JOINT TEN
303 Oakdale
Murray, KY                 19,344 Class C Shares              10.29%

Ray N. Cossey
and Elizabeth A.
Cossey TEES,
1346 Walnut Way
Bowling Green, KY          22,958 Class Y Shares              12.22%


 The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

         All of the nominees are presently Trustees and were elected by the shareholders in April , 2000. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund, an officer, director and shareholder of the Manager and a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. They are so designated by an asterisk.

         In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky (this Fund), Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

         Described in the following material are the name, address, positions with the Fund, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Lacy B. Herrmann*         Founder and Chairman of the Board of Aquila
Chairman of the           Management Corporation, the sponsoring
Board of Trustees         organization and Manager or Administrator
380 Madison Avenue        and/or Adviser or Sub-Adviser to the
New York, NY              Aquila Money-Market Funds, the Aquila Bond
10017                     Funds and the Aquila Equity Funds,
Age: 71                   and Founder, Chairman of the Board of Trustees
Shares Owned: 227         and (currently or until 1998) President of each
                          since its establishment, beginning
                          in 1984; Director of Aquila
                          Distributors, Inc., distributor of
                          the above funds, since 1981 and
                          formerly Vice President or
                          Secretary, 1981-1998; President and
                          a Company, Inc., sponsor and
                          sub-adviser to Capital Cash
                          Management Trust and Capital Cash
                          U.S. Government Securities Trust;
                          Founder and Chairman of several
                          other money-market funds; Director
                          or Trustee of OCC Cash Reserves,
                          Inc. and Quest For Value
                          Accumulation Trust, and Director or
                          Trustee of Oppenheimer Quest Value
                          Fund, Inc., Oppenheimer Quest Global
                          Value Fund, Inc. and Oppenheimer
                          Rochester Group of Funds, each of
                          which is an open-end investment
                          company; Trustee of Brown
                          University, 1990-1996 and currently
                          Trustee Emeritus; actively involved
                          for many years in leadership roles
                          with university, school and
                          charitable organizations.

Thomas A.                 Shareholder of Robinson, Hughes &
Christopher               Christopher, C.P.A.s, P.S.C., since 1977;
Trustee                   President of A Good Place for Fun, Inc.,
459 Martin Luther         a sports facility, since 1987; active
King Blvd., Danville,     member of the American Institute of
KY 40423                  Certified Public Accountants; Board of
Age: 53                   Directors of the Kentucky Society of C.P.A.s
Shares Owned: 2,044       1991 to 1994; Trustee of Churchill Cash
                          Reserves Trust 1985 to 2001 and of
                          Churchill Tax-Free Fund of Kentucky
                          since 1992; Chair of the Aquilasm
                          Group of Funds' Committee of Chairs
                          (Independent Trustees elected by
                          their respective Boards who meet to
                          consider matters of common
                          interest); presently active in
                          leadership roles with various
                          civic, community and church
                          organizations.

Douglas Dean              Founder and President of Dean,
Trustee                   Dorton & Ford P.S.C., a public
106 West Vine Street      accounting firm, since 1979;
Suite 600                 previously employed by Coopers &
Lexington,                Lybrand, a public accounting
KY 40507                  firm; member of the American Institute
Age: 51                   of Certified Public Accountants and Kentucky
Shares Owned: 5,848       Society of Certified Public Accountants;
                          accredited in business valuation by
                          the American Institute of Certified
                          Public Accountants; Trustee of
                          Trent Equity Fund, an equity
                          mutual fund, 1992-1994; Trustee of
                          Churchill Cash Reserves Trust 1995
                          to 2001 and of Churchill Tax-Free
                          Fund of Kentucky since 1987; active
                          as an officer and board member of
                          various charitable and community
                          organizations.

Diana P. Herrmann*        President and Chief Operating Officer of
President and Trustee     the Manager since 1997, a
380 Madison               Director since 1984, Secretary since 1986
Avenue                    and previously its Executive Vice
New York,                 President, Senior Vice President
NY 10017                  or Vice President, 1986-1997;
Age: 42                   President of various Aquila Bond and
Shares Owned: 609         Money-Market Funds since 1998; Assistant
                          Vice President, Vice President,
                          Senior Vice President or Executive
                          Vice President of Aquila
                          Money-Market, Bond and Equity Funds
                          since 1986; Trustee of a number of
                          Aquila Money-Market, Bond and Equity
                          Funds since 1995; Trustee of Reserve
                          Money-Market Funds, 1999-2000 and of
                          Reserve Private Equity Series,
                          1998-2000; Assistant Vice President
                          and formerly Loan Officer of
                          European American Bank, 1981-1986;
                          daughter of the Fund's Chairman;
                          Trustee of the Leopold Schepp
                          Foundation (academic scholarships)
                          since 1995; actively involved in
                          mutual fund and trade associations
                          and in college and other volunteer
                          organizations.

Carroll F. Knicely        President of Associated Publications Inc.,
Trustee                   Glasgow, Kentucky; Director and member
505 Augusta Circle,       of the Executive Board of West Kentucky
Glasgow, KY 42141         Corporation and Director and Secretary-
Age: 72                   Treasurer of South Gate Plaza, Inc. (owner and
Shares Owned: 25,329(1)   developer of shopping centers and commercial
                          real estate); Director, Vice
                          President and Treasurer of Knicely
                          and Knicely, Inc. (owner and
                          developer of rental properties and
                          residential real estate); Trustee
                          of Campbellsville University,
                          Campbellsville, Kentucky since
                          1997; Trustee of Churchill Cash
                          Reserves Trust and Churchill
                          Tax-Free Fund of Kentucky since
                          1998; Editor and Publisher of
                          Kentucky newspaper group,
                          1957-1990; Secretary of Commerce of
                          the Commonwealth of Kentucky,
                          1983-1988; Commissioner of Commerce
                          of the Commonwealth of Kentucky,
                          1978-1979; currently active in real
                          estate development, commercial and
                          residential subdivision and
                          regional economic development
                          planning under Kentucky State
                          government sponsorship.
----------
(1) Includes 17,294 held of record by his wife.
----------


Theodore T. Mason         Executive Director of Louisiana Power Partners, LLC
Trustee                   since 1999 and of East Wind Power Partners
26 Circle Drive,          since 1994; First Vice President of the
Hastings-on-Hudson,       Alumni Association of SUNY Maritime College
NY 10706                  (Second Vice President, 1998-2000) and
Age: 65                   Director of the same organization since 1997;
Shares Owned: 773(2)      Director of Cogeneration Development of
                          Willamette Industries, Inc., a
                          forest products company, 1991-1993;
                          Vice President of Corporate
                          Development of Penntech Papers,
                          Inc., 1978-1991; Vice President of
                          Capital Projects for the same
                          company, 1977-1978; Vice Chairman
                          of the Board of Trustees of Capital
                          Cash Management Trust since 1981,
                          Trustee and Vice President,
                          1976-1981, and formerly Director of
                          its predecessor; Director of STCM
                          Management Company, Inc.; Vice
                          Chairman of the Board of Trustees
                          and Trustee of Prime Cash Fund
                          (which is inactive) since 1982;
                          Trustee of Short Term Asset
                          Reserves, 1984-1986 and 1989-1996,
                          of Hawaiian Tax-Free Trust and
                          Pacific Capital Cash Assets Trust
                          since 1984, of Churchill Cash
                          Reserves Trust since 1985, of
                          Pacific Capital Tax-Free Cash
                          Assets Trust and Pacific Capital
                          U.S. Government Securities Cash
                          Assets Trust since 1988 and of
                          Churchill Tax-Free Fund of Kentucky
                          since 1992; Trustee of OCC
                          Accumulation Trust and the OCC Cash
                          Reserves, Inc. since 1999; Director
                          of The Maritime Industry Museum at
                          Fort Schuyler and of the Maritime
                          College at Fort Schuyler
                          Foundation, Inc. since 2000;
                          President and Director of Ted Mason
                          Venture Associates, Inc., a venture
                          capital consulting firm, 1972-1980;
                          Advisor to the Commander, U.S.
                          Maritime Defense Zone Atlantic,
                          1984-1988; National Vice President,
                          Surface/Subsurface, Naval Reserve
                          Association, 1985-1987; National
                          Vice President, Budget and Finance,
                          for the same Association,
                          1983-1985; Commanding Officer of
                          four Naval Reserve Units,
                          1974-1985; Captain, USNR,
                          1978-1988.
----------
 (2) Held jointly with his wife.
----------


Anne J. Mills             Vice President for Business Affairs
Trustee                   of Ottawa University since 1992;
167 Glengarry Place       IBM Corporation, 1965-1991; Budget
Castle Rock               Review Officer of the American
CO 80104                  Baptist Churches/USA, 1994-1997;
Age: 62                   Director of the American Baptist Foundation,
Shares Owned: 1,209       1985-1996 and since 1998; Trustee of Brown
                          University, 1992-1999; Trustee of
                          Churchill Cash Reserves Trust 1985
                          to 2001, of Tax-Free Trust of
                          Arizona since 1986, of Churchill
                          Tax-Free Fund of Kentucky, Tax-Free
                          Fund of Colorado and Capital Cash
                          Management Trust since 1987 and of
                          Tax-Free Fund For Utah since 1994.

William J.                Chairman and founder (1975) and Senior Advisor
Nightingale               since 1995 of Nightingale & Associates,
Trustee                   L.L.C., a general management consulting
1266 East Main Street     firm focusing on interim management,
Stamford, CT              divestitures, turnaround of troubled companies,
06902                     corporate restructuring and financial
Age: 71                   advisory services; President, Chief Executive
Shares Owned: 1,269       Officer and Director of Bali Company, Inc., a
                          manufacturer of women's apparel,
                          which became a subsidiary of Hanes
                          Corporation, 1970-1975; prior to
                          that, Vice President and Chief
                          Financial Officer of Hanes
                          Corporation after being Vice
                          President-Corporate Development and
                          Planning of that company,
                          1968-1970; formerly Senior
                          Associate of Booz, Allen &
                          Hamilton, management consultants,
                          after having been Marketing Manager
                          with General Mills, Inc.; Trustee
                          of Narragansett Insured Tax-Free
                          Income Fund since 1992 and of
                          Churchill Cash Reserves Trust 1993
                          to 2001 and Churchill Tax-Free Fund
                          of Kentucky since 1993; Director of
                          Ring's End, Inc., a building
                          materials company, since 1989, and
                          of Furr's Restaurant Group, Inc.,
                          operator of a chain of cafeteria
                          restaurants, since 1998.

James R. Ramsey           Governor's Senior Policy Advisor and State
Trustee                   Budget Director since 1999; Professor
Governor's Office         of Economics, University of Louisville,
for Policy Management     since 1999; Vice Chancellor for Finance
Suite 284                 and Administration of the
702 Capitol Hill Ave.     University of North Carolina at
Frankfort, KY             Chapel Hill, 1998 to 1999;Trustee
40601                     of Churchill Tax-Free Fund of Kentucky
Age: 52                   since 1987 and of Churchill Cash Reserves Trust
Shares Owned: 2,342(3)    1995 to 2001. Previously Vice President for
                          Finance and Administration at
                          Western Kentucky University, State
                          Budget Director for the
                          Commonwealth of Kentucky, Chief
                          State Economist and Executive
                          Director for the Office of
                          Financial Management and Economic
                          Analysis for the Commonwealth of
                          Kentucky, Adjunct Professor at the
                          University of Kentucky, Associate
                          Professor at Loyola University-New
                          Orleans and Assistant Professor at
                          Middle Tennessee State University;
                          served on numerous civic and
                          corporate boards; consultant to
                          Federal, State and local
                          governments and to private
                          business.
----------
(3) Held jointly with his wife.
----------

Thomas S. Albright        Senior Vice President and Portfolio
Senior Vice President     Manager of Churchill Tax-Free Fund of Kentucky
4175 Westport Rd.         since July 2000; Vice President and
Suite 107                 Portfolio Manager of Banc One Investment
Louisville, KY 40241      Advisors, Inc., 1994-2000; Senior Vice
Age: 48                   President of Liberty National Trust Company,
                          1981-1994.

Jerry G. McGrew           President of Aquila Distributors,
Senior Vice President     Inc. since 1998, Registered Principal
380 Madison Avenue        since 1993, Senior Vice President, 1997-1998
New York, NY 10017        and Vice President, 1993-1997; Senior Vice
Age: 56                   President of Aquila Rocky Mountain Equity
                          Fund since 1996; Senior Vice
                          President of Churchill Tax-Free
                          Fund of Kentucky since 1994, and of
                          Tax-Free Fund of Colorado and
                          Tax-Free Fund For Utah since 1997;
                          Vice President of Churchill Cash
                          Reserves Trust 1995 to 2001;
                          Registered Representative of J.J.B.
                          Hilliard, W.L. Lyons Inc.,
                          1983-1987; Account Manager with IBM
                          Corporation, 1967-1981;
                          Gubernatorial appointee, Kentucky
                          Financial Institutions Board,
                          1993-1997; Chairman, Total Quality
                          Management for Small Business,
                          1990-1994; President of
                          Elizabethtown/Hardin County,
                          Kentucky, Chamber of Commerce,
                          1989-1991; President of
                          Elizabethtown Country Club,
                          1983-1985; Director-at-Large,
                          Houston Alliance for the Mentally
                          Ill (AMI), since 1998.

Terri M. Blair            Vice President of Churchill
Vice President            Tax-Free Fund of Kentucky
800 Edlin Lane            since 1996; Corporate
Elizabethtown,            Safety Director/Human Resource
KY 42701                  Manager of Ramsey & Associates,
Age: 36                   Inc. 1995-1996; Senior Sales
                          Representative of Bluegrass Cellular,
                          Inc. 1993-1995.

Rose F. Marotta           Chief Financial Officer of the Aquila
Chief Financial Officer   Money-Market, Bond and Equity Funds
380 Madison Avenue        since 1991 and Treasurer, 1981-1991;
New York, NY              formerly Treasurer of the predecessor of
10017                     Capital Cash Management Trust; Treasurer
Age: 76                   and Director of STCM Management Company,
                          Inc., since 1974; Treasurer of InCap Management
                          Corporation since 1982, of the Manager since
                          1984 and of the Distributor, 1985-2000.

Joseph P. DiMaggio        Treasurer of the Aquila Money-Market,
Treasurer                 Bond and Equity Funds since 2001; Treasurer
380 Madison Avenue        of Aquila Distributors, Inc. since 2000;
New York, NY 10017        Controller of Van Eck Global Funds, 1993-2000;
Age: 44                   Mutual Fund Accounting Manager of Alliance
                          Capital Management L.P., 1985-1993.


Lori A. Vindigni          Assistant Vice President of Aquila Management
Assistant Treasurer       Corporation since 1998, formerly Fund Accountant
380 Madison Avenue        for the Aquila Group of Investment Companies
New York, NY              since 1995; Staff Officer and Fund Accountant of
10017                     Citibank Global Asset Management Group of
Age: 34                   Investment Companies, 1994-1995; Fund Accounting
                          Supervisor of Dean Witter Group of
                          Investment Companies, 1990-1994; BS
                          Kean College of New Jersey, 1990.

Robert W. Anderson        Compliance Officer of Aquila Management
Assistant Secretary       Corporation since 1998 and Assistant
380 Madison Avenue        Secretary of the Aquila Money-Market Funds
New York, NY 10017        and the Aquila Bond and Equity Funds since 2000;
Age: 60                   Consultant, The Wadsworth Group, 1995-1998;
                          Executive Vice President of
                          Sheffield Management Company
                          (investment adviser and distributor
                          of a mutual fund group), 1986-1995.

John M. Herndon           Assistant Secretary of the Aquila Money-
Assistant Secretary       Market, Bond and Equity Funds since 1995
380 Madison Avenue        and Vice President of the Aquila Money-
New York, NY              Market Funds since 1990; Vice President of
10017                     the Manager since 1990; Investment
Age: 61                   Services Consultant and Bank Services Executive
                          of Wright Investors' Service, a
                          registered investment adviser,
                          1983-1989; Member of the American
                          Finance Association, the Western
                          Finance Association and the Society
                          of Quantitative Analysts.

Edward M. W. Hines        Partner of Hollyer Brady Smith & Hines
Secretary                 LLP, attorneys, since 1989 and counsel,
551 Fifth Avenue          1987-1989; Secretary of the Aquila Money-Market,
New York, NY              Bond and Equity Funds since 1982; Secretary
10176                     of Trinity Liquid Assets Trust, 1982-1985 and
Age: 61                   Trustee of that Trust, 1985-1986; Secretary of
                          Oxford Cash Management Fund, 1982-1988.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2000, the Fund paid a total of $82,238 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

         The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                 Compensation         Number of
                                 from all             boards on
                 Compensation    funds in the         which the
                 from the        Aquilasm             Trustee
Name             Fund            Group of Funds       serves

Thomas A.
Christopher       $7,400          $11,900              2

Douglas
Dean              $6,750          $10,800              2

Carroll F.
Knicely           $7,400          $11,900              2

Theodore T.
Mason             $7,150          $57,050              8

Anne J.
Mills             $7,400          $38,900              7

William J.
Nightingale       $7,400          $18,300              3

James R.
Ramsey            $8,550          $13,100              2


         Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 2000, these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended December 31, 2000 the Fund paid $859,027 in management fees.

         During the fiscal year ended December 31, 2000, $298,766 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $7,055 was retained by the Distributor. With respect to Class C shares, during the same period $13,188 was paid under Part II of the Plan and $4,396 was paid under the Shareholder Services plan. Of these total payments of $17,584, the Distributor received $10,129. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by a former officer of the Distributor.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

Ratification or Rejection of Selection of Independent Auditors
(Proposal No. 2)

         KPMG LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2001. Such selection is submitted to the shareholders for ratification or rejection.

The firm has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

Receipt of Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE

                             PLEASE READ IMMEDIATELY

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          to be held on APRIL 24, 2001

                                 PROXY STATEMENT

                             Aquilasm Group of Funds

                   CHURCHILL TAX-FREE FUND OF KENTUCKY CLASS-A

                  PROXY FOR SHAREHOLDERS MEETING APRIL 24, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of CHURCHILL TAX-FREE FUND OF KENTUCKY (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Tuesday, April 24, 2001 at the J B Speed Art Museum, 2035 South Third Street, Louisville, Kentucky, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

         Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone

         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

         Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                   CHURCHILL TAX-FREE FUND OF KENTUCKY CLASS-A

         For address changes and/or comments, please check this box and write them on the back where indicated.

         []

1.       Vote on Trustees
         (Proposal No.1 in Proxy Statement)

      Election of Trustees

1) Lacy B. Herrmann*; 2) Thomas A. Christopher; 3) Douglas Dean; 4) Diana P. Herrmann*; 5) Carroll F. Knicely; 6) Theodore T. Mason; 7) Anne J. Mills; 8) William J. Nightingale; 9) James R. Ramsey

* interested Trustees

                --
               [__]       For all

                --
               [__]       Withhold all

                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

Management recommends a vote for all nominees listed above and for the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated

         2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder Meetings.

If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting in Louisville [__]


         I plan to attend the outreach meeting in Bowling Green [__]



PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds

                   CHURCHILL TAX-FREE FUND OF KENTUCKY CLASS-C

                  PROXY FOR SHAREHOLDERS MEETING APRIL 24, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of CHURCHILL TAX-FREE FUND OF KENTUCKY (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Tuesday, April 24, 2001 at the J B Speed Art Museum, 2035 South Third Street, Louisville, Kentucky, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

         Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone

         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

         Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

      CHURCHILL TAX-FREE FUND OF KENTUCKY CLASS-C

         For address changes and/or comments, please check this box and write them on the back where indicated.

         []

2.       Vote on Trustees
         (Proposal No.1 in Proxy Statement)

      Election of Trustees

2) Lacy B. Herrmann*; 2) Thomas A. Christopher; 3) Douglas Dean; 4) Diana P. Herrmann*; 5) Carroll F. Knicely; 6) Theodore T. Mason; 7) Anne J. Mills; 8) William J. Nightingale; 9) James R. Ramsey

* interested Trustees

                --
               [__]       For all

                --
               [__]       Withhold all

                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

Management recommends a vote for all nominees listed above and for the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated

         2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder Meetings.

If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting in Louisville [__]


         I plan to attend the outreach meeting in Bowling Green [__]



PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds

                   CHURCHILL TAX-FREE FUND OF KENTUCKY CLASS-Y

                  PROXY FOR SHAREHOLDERS MEETING APRIL 24, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of CHURCHILL TAX-FREE FUND OF KENTUCKY (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Tuesday, April 24, 2001 at the J B Speed Art Museum, 2035 South Third Street, Louisville, Kentucky, at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

         Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone

         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

         Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

         CHURCHILL TAX-FREE FUND OF KENTUCKY CLASS-Y

         For address changes and/or comments, please check this box and write them on the back where indicated.

         []

3.       Vote on Trustees
         (Proposal No.1 in Proxy Statement)

      Election of Trustees

3) Lacy B. Herrmann*; 2) Thomas A. Christopher; 3) Douglas Dean; 4) Diana P. Herrmann*; 5) Carroll F. Knicely; 6) Theodore T. Mason; 7) Anne J. Mills; 8) William J. Nightingale; 9) James R. Ramsey

* interested Trustees

                --
               [__]       For all

                --
               [__]       Withhold all

                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

Management recommends a vote for all nominees listed above and for the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated

         2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder Meetings.

If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

         I plan to attend the annual meeting in Louisville [__]


         I plan to attend the outreach meeting in Bowling Green [__]



PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)